EXHIBIT 23.2.1


                        CONSENT OF ARTHUR ANDERSEN LLP


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated March 23, 1999 included in Form 10-K for the year ended December 31, 1998.



                                         ARTHUR ANDERSEN LLP

Dallas, Texas
September 30, 1999